Exhibit 32

CERTIFICATION PURSUANT TO 18U.S.C SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, in his capacity as an officer of Urecoats Industries Inc., that, to his knowledge, the quarterly report on Form 10-Q of Urecoats Industries Inc. for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Urecoats Industries Inc.

Date: November 14, 2003	URECOATS INDUSTRIES INC.

By:

Michael T. Adams
Principal Executive Officer

By:

John G. Barbar
Chief Financial Officer